                                                                    Exhibit 24.1


                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of August 29, 1997.



                                          Chairman of the Board,
                                          Chief Executive Officer,
                                          Chief Financial Officer
 /s/ Jeffrey A. Cole                      and Director
---------------------------               ------------------------------
         Signature                        Title



Jeffrey A. Cole
--------------------------
           Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EXECUTED as of August 29, 1997.




 /s/ Timothy F. Finley                    Director
---------------------------               ------------------------------
         Signature                               Title



Timothy F. Finley
--------------------------
           Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of August 29, 1997.




 /s/ Irwin N. Gold                        Director
---------------------------               ------------------------------
         Signature                                   Title



Irwin N. Gold
---------------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of August 29, 1997.




 /s/ Peter V. Handal                      Director
---------------------------               ------------------------------
     Signature                                Title



Peter V. Handal
---------------------------
           Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of August 29, 1997.




 /s/ Charles A. Ratner                    Director
---------------------------               ------------------------------
     Signature                                 Title



Charles A. Ratner
---------------------------
     Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of August 29, 1997.




 /s/ Walter J. Salmon                     Director
---------------------------               ------------------------------
     Signature                                 Title



Walter J. Salmon
---------------------------
        Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne L. Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's 8-5/8% Senior Subordinated Notes due 2007, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of August 29, 1997.



                                          President, Chief Operating
 /s/ Brian B. Smith                       Officer and Director
---------------------------               ------------------------------
     Signature                            Title



Brian B. Smith
---------------------------
       Name